                                                                   Exhibit 10.67

                                THIRD AMENDMENT



          This Third Amendment (this "Amendment") is entered into as of this
                                      ----------
16th day of November, 1998 among IMPAC GROUP, INC., a Delaware corporation (the "Company"), AGI INCORPORATED, an Illinois corporation ("AGI"), KLEARFOLD, INC, a
 -------                                                ---
Pennsylvania corporation ("Klearfold", and together with AGI, each a "L/C
                           ---------                                 ---
Borrower" and collectively, the "L/C Borrowers"), Bank of America National Trust
--------                         -------------
& Savings Association, as Agent (the "Agent"), and the financial institutions
                                      -----
from time to time party thereto (the "Lenders"). Unless otherwise specified
                                      -------
herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below).

                                    RECITALS
                                    --------

          WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders
are party to the Amended and Restated Multicurrency Credit Agreement, dated as of March 12, 1998 and as amended and restated as of July 7, 1998 (as amended by that certain First Amendment dated September 11, 1998, and that certain Second Amendment dated November 13, 1998, and as the same may be further amended, supplemented restated or otherwise modified from time to time in accordance with its terms and in effect, the "Credit Agreement");
                              ----------------

          WHEREAS, the Company, the L/C Borrowers, the Agent and the Lenders wish to enter into certain further amendments to the Credit Agreement to facilitate the Company's acquisition of a corporation in the Nether1ands;

          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          Section 1.  Amendments. The proviso at the end of paragraph (b) of
                      ----------
Section 8.03 of the Credit Agreement is hereby amended by deleting said proviso
------------
in its entirety and inserting in lieu thereof the following new proviso at the end of such paragraph (b):
            -------------

     "provided however, that Wholly-Owned Subsidiaries which are not Credit
      -------- -------
     Parties or Subsidiary Guarantors shall not enter into any Acquisition if the aggregate consideration of all such Acquisitions exceeds $5,000,000; and provided, further that up to an aggregate amount of $5,000,000 is
         --------  -------
     exempt from the requirements set forth in clause (vi) that the target of
                                               -----------
     such Acquisition shall be merged with or into a Credit Party or Subsidiary and the requirements set forth in clause (viii), except that the amounts
                                       -------------
     set forth in both provisos above will be increased from $5,000,000 to the Dollar Equivalent of up to $8,500,000 in the aggregate to permit the Company (indirectly through a Wholly-Owned Subsidiary) to purchase substantially all of the assets and business of Music Print B.V. whether or not the Squeeze-Out Date has occurred, so long as (I) such transaction is consummated on or before November 30,1998 except for the purchase of the related real estate which must occur on or before January 30, 1999, (II) no other Acquisitions are consummated pursuant to or utilizing such provisos before the Music Print B.V. Acquisition is completed, and (III) the Music Print B.V. Acquisition shall be deemed to use - up and exhaust the full amount for Acquisitions permitted under such provisos."

          Section 2.  Reference to and Effect Upon the Credit Agreement.
                      ---------------- ------ -------- ------ ---------

              (a) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

              (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          Section 3.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
                      --------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

          Section 4.  Headings. Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          Section 5.  Counterparts. This Amendment may be executed in any number
                      ------------
of counterparts each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          Section 6.  Effectiveness. This Amendment shall become effective as of
                      -------------
the date first written above upon the delivery of executed signature pages for this Amendment signed by the Company, the L/C Borrowers, the Subsidiary Guarantors, the Agent and each Lender.

          Section 7.  Representations and Warranties. Each of the Company and
                      ------------------------------
each L/C Borrower hereby represents and warrants as to itself that:

          (a) The execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar 1aws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

          (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          Section 8.   Reaffirmation of Guaranties. The Company and each L/C
                       ---------------------------
Borrower and Subsidiary Guarantor as a guarantor of the Obligations under each Guaranty and the other Loan Documents, hereby reaffirms its continuing obligations and liabilities thereunder, and agrees that each such Guaranty and the other Loan Documents shall remain in full force and effect and cover and extend to all Obligations under the Credit Agreement (as amended hereby).

                           [Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.


                        IMPAC GROUP, INC.

                        By: /s/ David C. Underwood
                            -----------------------------------
                        Title: Chief Financial Officer
                               --------------------------------


                        AGI INCORPORATED

                        By: /s/ David C. Underwood
                            -----------------------------------
                        Title: Chief Financial Officer
                               --------------------------------


                        KLEARFOLD, INC.

                        By: /s/ David C. Underwood
                            -----------------------------------
                        Title: Chief Financial Officer
                               --------------------------------


                        KF - INTERNATIONAL, INC.

                        By: /s/ David C. Underwood
                            -----------------------------------
                        Title: Chief Financial Officer
                               --------------------------------


                        KF - DELAWARE, INC.

                        By: /s/ David C. Underwood
                            -----------------------------------
                        Title: Chief Financial Officer
                               --------------------------------


                              [TO THIRD AMENDMENT]

                        BANK OF AMERICA NATIONAL
                        TRUST & SAVINGS ASSOCIATION,
                        as Agent


                        By: /s/ David A. Johanson
                            -----------------------------------
                        Title: Vice President
                               --------------------------------


                        BANK OF AMERICA NATIONAL
                        TRUST & SAVINGS ASSOCIATION,
                        individually as a Lender, the Swing Line
                        Lender and the Issuing Bank

                        By: /s/ George C. Lyman
                            -----------------------------------
                        Title: Vice President
                               --------------------------------


                        SOCIETE GENERALE, as a Lender


                        By:
                            -----------------------------------
                        Name:
                              ---------------------------------
                        Title:
                              ---------------------------------


                        ABN AMRO BANK, N.V., as a Lender


                        By:
                            -----------------------------------
                        Name:
                              ---------------------------------
                        Title:
                              ---------------------------------

                        By:
                            -----------------------------------
                        Name:
                              ---------------------------------
                        Title:
                              ---------------------------------


                             [TO THIRD AMENDMENT]

                         BANK OF AMERICA NATIONAL
                         TRUST & SAVINGS ASSOCIATION, as Agent

                         By:
                             ------------------------------------
                         Title:
                                ---------------------------------


                         BANK OF AMERICA NATIONAL
                         TRUST & SAVINGS ASSOCIATION,
                         individually as a Lender, the Swing Line
                         Lender and the Issuing Bank


                         By:
                             ------------------------------------
                         Title:
                                ---------------------------------


                         SOCIETE GENERALE, as a Lender



                         By:  [illegible signature]
                             ------------------------------------
                         Name:
                              -----------------------------------
                         Title: Director
                                ---------------------------------


                         ABN AMRO BANK, N.V., as a Lender

                         By:
                             ------------------------------------
                         Name:
                              -----------------------------------
                         Title:
                                ---------------------------------


                         By:
                             ------------------------------------
                         Name:
                              -----------------------------------
                         Title:
                                ---------------------------------


                             [TO THIRD AMENDMENT]

                        DRESDNER BANK AG NEW YORK
                        AND GRAND CAYMAN BRANCHES,
                        as a Lender


                         By: /s/ John W. Sweeney
                             ------------------------------------
                         Name:  John W. Sweeney
                              -----------------------------------
                         Title: Assistant Vice President
                                ---------------------------------


                         By:  /s/ Brigitte Sacin
                             ------------------------------------
                         Name:  Brigitte Sacin
                              -----------------------------------
                         Title:  Assistant Treasurer
                                ---------------------------------


                        BANK OF NOVA SCOTIA, as a Lender


                         By:
                             ------------------------------------
                         Name:
                              -----------------------------------
                         Title:
                                ---------------------------------


                        THE FUJI BANK, LIMITED, as a Lender


                         By:
                             ------------------------------------
                         Name:
                              -----------------------------------
                         Title:
                                ---------------------------------

                              [TO THIRD AMENDMENT]

                         DRESDNER BANK AG NEW YORK
                         AND GRAND CAYMAN BRANCHES,
                         as a Lender


                         By:
                             ------------------------------------
                         Name:
                              -----------------------------------
                         Title:
                                ---------------------------------


                         By:
                             ------------------------------------
                         Name:
                              -----------------------------------
                         Title:
                                ---------------------------------


                         THE BANK OF NOVA SCOTIA, as a Lender


                         By:  [illegible signature]
                             ------------------------------------
                         Name:
                              -----------------------------------
                         Title:
                                ---------------------------------


                         THE FUJI BANK, LIMITED, as a Lender


                         By:
                             ------------------------------------
                         Name:
                              -----------------------------------
                         Title:
                                ---------------------------------


                             [TO THIRD AMENDMENT]